Financial structure and financial costs - Net-debt-to-equity ratio (Details) $ in Millions	12 Months Ended
	Dec. 31, 2017 USD ($) € / shares	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 USD ($)
Net-debt-to-equity ratio
Dividend per share | € / shares	€ 2.48
Current borrowings	€ 11,096	$ 13,920	$ 12,488
Other current financial liabilities	245	327	171
Current financial assets	(3,393)	(4,548)	(6,190)
Net financial assets and liabilities held for sale or exchange		(140)	141
Non-current financial debt	41,340	43,067	44,464
Non-current financial assets	(679)	(908)	(1,219)
Cash and cash equivalents	(33,185)	(24,597)	(23,269)	$ (25,181)
Net financial debt	15,424	27,121	26,586
Shareholders' equity - Group share	111,556	98,680	92,494
Distribution of the income based on existing shares at the closing date	(1,874)	(1,581)	(1,545)
Non-controlling interests	2,481	2,894	2,915
Adjusted shareholders' equity	€ 112,163	$ 99,993	$ 93,864
Net-debt-to-equity ratio (as a percent)	13.80%	27.10%	28.30%